UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 9, 2007


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                    0-26006                   95-4181026
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


                           3151 EAST WASHINGTON BOULEVARD
                                LOS ANGELES, CALIFORNIA            90023
                      (Address of Principal Executive Offices)   (Zip Code)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION  OR BYLAWS;  CHANGE IN
                  FISCAL YEAR

         Effective as of August 9, 2007, our Board of Directors amended Sections 2.07(a) and 2.08 of Article II of Tarrant Apparel Group's Restated Bylaws to provide for the issuance, recordation and transfer of uncertificated shares.
Section 2.07(a) and 2.08 of Article II of our Bylaws previously only contemplated the issuance, recordation and transfer of certificated shares.

         The full text of our Bylaws, as amended, is filed as an exhibit to this report.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Shell company transactions.

                  None

         (d)      Exhibits.

                  3.2 Restated Bylaws. (Incorporated by Reference to the Registrant's Registration Statement on Form S-1 filed on May 4, 1995.)

                  3.3 Amendment to Restated Bylaws of Tarrant Apparel Group, dated August 9, 2007.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TARRANT APPAREL GROUP

Date:    August 9, 2007             By: /s/ David Burke
                                        ----------------------------------------
                                        David Burke, Chief Financial Officer


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